For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release CenterPoint Energy Plans to Work Toward Resolution of its 2024 Rate Case • Company has completed Phase One of the Greater Houston Resiliency Initiative; continues to make progress on Phase Two of the Greater Houston Resiliency Initiative to be better prepared for 2025 hurricane season; and will file its multi- year system resiliency plan by January 2025 • Company has continued to communicate with intervening parties and plans to resume settlement talks immediately Houston — November 8, 2024 — CenterPoint Energy (CenterPoint) today announced its plans to proceed with settlement talks for its 2024 CenterPoint Energy Houston Electric (CEHE) rate case that the company had previously requested to withdraw on August 1, 2024. The CEHE 2024 rate case was first filed with Public Utility Commission of Texas (PUCT) and municipal regulatory authorities on March 6, 2024. Over the last several weeks, CenterPoint has received feedback and continued to communicate with intervening parties to the rate case. The company plans to resume settlement talks immediately. The original withdrawal request was part of the company-wide commitment to act urgently to improve and strengthen the resiliency of the energy system during this hurricane season. “Throughout the second half of the year, we’ve been acting urgently to strengthen our resiliency, including completing the first phase of the Greater Houston Resiliency Initiative, and we are making good progress on phase two. Our company’s collective focus remains on building the most resilient coastal grid in the country,” said CenterPoint President and CEO Jason Wells. “Even as we have focused on rapidly hardening our system, we’ve continued to listen to our customers and parties to the rate case. Based on that feedback, we believe there is a shared interest in working toward a constructive resolution. We remain focused on providing value to our customers and affordably delivering our ambitious long-term resiliency goals that are vital to Houston’s future economic growth,” said Wells. “We are determined to reach an agreement that reflects our commitment to customer affordability while addressing the fact that in 2023 alone CenterPoint invested more in our system, resulting in $75 million more in costs that were not billed to customers for additional system improvements and vegetation management. We look forward to working with all parties bring resolution to this case,” said Jason Ryan, Executive Vice President of Regulatory Services and Government Affairs.

For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release First Phase: Greater Houston Resiliency Initiative Since Hurricane Beryl earlier this summer, CenterPoint has taken action across the 12-county Greater Houston area to improve resiliency and help reduce the risk of outages this hurricane season. In the first phase of its Greater Houston Resiliency Initiative, CenterPoint crews and contractors installed more than 1,100 stronger and more resilient fiberglass poles, trimmed vegetation along more than 2,000 miles of power lines and installed more than 300 automation devices in neighborhoods across the region. Second Phase: Greater Houston Resiliency Initiative The company's second phase is taking the boldest series of resiliency actions in its nearly 160- year history. In early September, CenterPoint announced a comprehensive suite of new actions as part of the next phase of its Greater Houston Resiliency Initiative, including strengthening the energy system and operations over the next eight months and before the start of the 2025 hurricane season. These extensive near-term actions will: build on the work CenterPoint completed in the first phase of the Greater Houston Resiliency Initiative, continue to strengthen resiliency, improve its communications and develop stronger partnerships, and help reinforce its electric system as it prepares for both the upcoming winter season and the 2025 hurricane season. The actions in Greater Houston Resiliency Initiative Phase Two will help enable a self-healing grid, reduce the length and frequency of outages and lead to more than an estimated 125 million fewer outage minutes annually for customers in the Greater Houston area. Work will be completed ahead of the 2025 hurricane season, or June 1, 2025, and will include: • Installing new or replacing 25,000 poles that meet extreme wind standards; • Trimming or removing higher-risk vegetation across 4,000 miles of power lines; • Installing 4,500 automation devices, known as trip savers, and 350 Intelligent Grid Switching Devices as part of our effort to build a self-healing grid that utilizes automation to respond to outages faster; and • Strategically undergrounding more than 400 miles of power lines. Third Phase: Multi-Year System Resiliency Plan As previously stated, CenterPoint will file its updated and enhanced multi-year system resiliency plan by the end of January 2025. Estimated Monthly Customer Bill Impact CenterPoint’s filing originally sought a net increase on the average residential customer bill using 1,000 kwh per month of approximately $1.25 per month, which is overall less than a one percent net increase on the total retail bill.

For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release CenterPoint Earnings Monitoring Report As was reported in the company’s 2024 Earnings Monitoring Report to the PUCT, for calendar year 2023, CenterPoint invested more in its system, resulting in $75 million more in costs that were not billed to customers for additional system improvements and vegetation management. ### About CenterPoint Energy As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. For more information about affirmation of CenterPoint Energy’s current earnings guidance and other financial information, please visit the “Investor Relations” homepage of our website under “Events & Presentations,” found here. Forward-looking Statements This news release, as well as the website pages related to the Greater Houston Resiliency Initiative, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release or the website pages related to Greater Houston Resiliency Initiative the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward- looking statements. These forward-looking statements, including statements regarding the Greater Houston Resiliency Initiative and longer-term resiliency plans, including effectiveness, timing and related matters, as well as the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this news release or the website pages related to the Greater Houston Resiliency Initiative regarding future events that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release or the website pages related to the Greater Houston Resiliency Initiative speaks only as of the date of this release or the date that such statement is made, as applicable. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) CenterPoint’s business strategies and strategic initiatives; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; and (5) other factors, risks and uncertainties discussed in CenterPoint's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and other

For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release reports CenterPoint or its subsidiaries may file from time to time with the Securities and Exchange Commission.